Exhibit 4.40

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

SUPPLEMENTAL AGREEMENT NO. 4

to

Purchase Agreement No. 03586

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and Xiamen Airlines, with its principal office in the city of Xiamen, Fujian Province, People’s Republic of China (Customer);

Customer and Boeing entered into Purchase Agreement No. 03586, dated May 9, 2011, as amended, and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 787 aircraft; and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, the parties desire to further amend the Purchase Agreement as set forth herein in order to add the sale of two (2) Model 787-9 aircraft,

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1.        Table of Contents.

Remove and replace, in its entirety, the current Table of Contents with the new Table of Contents (attached hereto), to reflect the incorporation of this Supplemental Agreement No. 4 into the Purchase Agreement.

2.        Tables.

Remove and replace, in its entirety, the current Table 2 with the new Table 2 (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 4 into the Purchase Agreement.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

BOEING PROPRIETARY

3.        Letter Agreements.

Remove, in their entirety, the following Letter Agreements listed below to reflect the incorporation of this Supplemental Agreement No. 4 into the Purchase Agreement.

Removed Letter Agreements	Subject

[****************************]	[****************************]– Model 787-9

[****************************]	[****************************]– Model 787-9

[****************************]	[****************************]– Model 787-9

[****************************]	[****************************] – Model 787-9

Add, in their entirety, the following Letter Agreements listed below to reflect the incorporation of this Supplemental Agreement No. 4 into the Purchase Agreement.

Added Letter Agreements	Subject

[****************************]	[****************************]– Model 787-9

[****************************]	[****************************]– Model 787-9

[****************************]	[****************************]– Model 787-9

[****************************]	[****************************]– Model 787-9

4.        Miscellaneous.

4.1           The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect. Any Tables of Contents, Tables, Supplemental Exhibits, Letter Agreements or other documents that are listed in the Sections above are incorporated into this Supplemental Agreement by this reference.

4.2           This Supplemental Agreement will become effective upon execution and receipt by both Parties.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	XIAMEN AIRLINES

Signature	Signature

Printed name	Printed name

Attorney-in-Fact
Title	Title

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

SA NUMBER
ARTICLES

1	Quantity, Model, Description and Inspection
2	Delivery Schedule
3	Price
4	Payment
5	Additional Terms

TABLES

1	Aircraft Information Table
2	Aircraft Information Table – Model 787-9	SA-4

EXHIBITS

A	Aircraft Configuration
A-1	Aircraft Configuration – Model 787-9	SA-3
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1	Escalation Adjustment/Airframe and Optional Features
CS1	Customer Support Document
EE1	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

SA NUMBER
LETTER AGREEMENTS

LA-1002938	Payment Matters
LA-1002939	787 e-Enabling Software Matters
LA-1002940	EULA Special Matters
LA-1002941	Liquidated Damages Non-Excusable Delay
LA-1002943-R1	Performance Guarantees	SA-1
LA-1002944	Post Delivery Software and Data Loading
LA-1002945	Promotional Support
LA-1002946	Seats and IFE Special Provisions

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

SA NUMBER
LETTER AGREEMENTS (continued)
LA-1002947	787 Spare Parts Commitments
LA-1002948	Spare Parts Initial Provisioning
LA-1002949	Special Matters
LA-1002951-R1	Special Escalation Program	SA-1
LA-1002992	AGTA Terms Revisions
LA-1003255	Government Approval Matters
LA-1104435	Delivery Flight Fuel Mileage Verification
LA-1104525	Clarifications and Understandings
LA-1104526	Purchase Rights
LA-1104527	Cruise Range Remedy
LA-1300551	Boeing Purchase of BFE	SA-2
LA-1501312	Applicability Matters – Model 787-9	SA-3
LA-1501313 R1	Open Configuration Matters – Model 787-9	SA-4
LA-1501314 R1	Special Escalation Program – Model 787-9	SA-4
LA-1501315 R1	Customer Support Matters – Model 787-9	SA-4
LA-1501316 R1	Special Matters – Model 787-9	SA-4
LA-1501317	Liquidated Damages Non-Excusable Delay – Model 787-9	SA-3
LA-1501318	Performance Guarantees – Model 787-9	SA-3
LA-1501319	Agreement for Deviation from the Block Fuel Guarantee – Model 787-9	SA-3
LA-1501320	Delivery Flight Fuel Mileage Verification – Model 787-9	SA-3
LA-1501321	Promotional Support – Model 787-9	SA-3
LA-1501322	Right to Purchase Additional Model 787-9 Aircraft	SA-3

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

(REFERENCE ONLY)

REMOVED TABLES & LETTER AGREEMENTS		REMOVED BY SA NUMBER

~~Table 2~~	~~Aircraft Information Table_Trent 1000-A~~	~~SA-1~~

~~EE2.~~	~~Engine Esc/Engine Warranty & Patent Indemnity_Trent 1000-A~~	~~SA-1~~

~~LA-1003275~~	~~Alternate Engine Selection~~	~~SA-1~~

~~LA-1002942~~	~~787 Open Configuration Matters~~	~~SA-2~~

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

Table 2 to

Purchase Agreement No. PA-03586

787-9 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	545,000 pounds	Detail Specification:	787B1-4102 Rev. R (12/5/2014)
Engine Model/Thrust:	GENX-1B74/75	74,100 pounds	Airframe Price Base Year/Escalation Formula:	[**************]	[**************]
Airframe Price:		[**************]	Engine Price Base Year/Escalation Formula:	[**************]	787 ECI-W Eng
Optional Features:		[**************]
Sub-Total of Airframe and Features:		[**************]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[**************]	[**************]	[**************]
Aircraft Basic Price (Excluding BFE/SPE):		[**************]	[**************]	[**************]
Buyer Furnished Equipment (BFE) Estimate:		[**************]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[**************]	[**************]	[**************]
			[**************]	[**************]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Price Per A/P	[**************]	[**************]	[**************]	[**************]
Dec-2016	1	[**************]	[**************]	[**************]	[**************]	[**************]	[**************]	[**************]
Jan-2017	1	[**************]	[**************]	[**************]	[**************]	[**************]	[**************]	[**************]
Apr-2017	1	[**************]	[**************]	[**************]	[**************]	[**************]	[**************]	[**************]
Sep-2017	1	[**************]	[**************]	[**************]	[**************]	[**************]	[**************]	[**************]
*Mar-2018	1	[**************]	[**************]	[**************]	[**************]	[**************]	[**************]	[**************]
*Apr-2018	1	[**************]	[**************]	[**************]	[**************]	[**************]	[**************]	[**************]
Total:	6

Any revision to the above Aircraft deliveries is subject to Boeing’s confirmation related to providing the[*****************************************], Special Escalation Program.

* Delivery date is Nominal and subject to adjustment one month earlier or later at 24 months notice per [**************************************].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

SA-4

BOEING PROPRIETARY

XIA-PA-03586-LA-1501313 R1

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Open Configuration Matters – Model 787-9

Reference:	Purchase Agreement No. PA-03586 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 787-9 Aircraft (787-9 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.     Aircraft Delivery Schedule.

The scheduled delivery positions for the Aircraft listed in Table 2 of the Purchase Agreement with delivery dates of March 2018 and April 2018, as of the date of this Letter Agreement, provide the delivery schedule in nominal delivery months (Nominal Delivery Month), [******************************************************]. [***************************] to the Nominal Delivery Month Boeing will provide written notice to Customer with a revised Table 2 of the scheduled delivery month, as necessary, for each Aircraft. Such notice provided by Boeing will constitute an amendment to the Table 2 of the Purchase Agreement.

2.     Aircraft Configuration.

2.1     Initial Configuration. The initial configuration of Customer's Model 787-9 Aircraft has been defined by Boeing [******************************************************************************], which reflects the Boeing baseline Model 787-9 [*************************] of the Purchase Agreement. Given the period of time between Purchase Agreement signing and delivery of the first Aircraft, the final configuration of the Customer’s Aircraft has not yet been defined.

2.2     Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then-current Boeing configuration documentation (Final Configuration) in accordance with the following schedule:

2.2.1     [**********************************] Aircraft's scheduled delivery month, Boeing and Customer will discuss potential optional features.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

2.2.2     Within [*******************************************************], Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

2.2.3     Customer will then have [*****************************] to accept or reject the optional features.

3.     Amendment of the Purchase Agreement.

Within [*********************************] Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

3.1     Changes applicable to the basic Model 787 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration;

3.2     Incorporation into [****************] of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing pursuant to Article 1.2 above (Customer Configuration Changes);

3.3     Revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance resulting from the incorporation of the Customer Configuration Changes and inclusion of a mission payload guarantee representing Customer’s operation on the Fuzhou (FOC) to New York (JFK) route; and

3.4     Changes to the [**********************************************************] of the Aircraft to adjust for the difference, if any, [*******************************************************] for [******************************************] and [*************************************] Customer Configuration Changes.

4.     Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the 787-9 Aircraft and cannot be assigned in whole or in part.

5.     Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

XIA-PA-03586-LA-1501314 R1

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Special Escalation Program – Model 787-9

Reference:	Purchase Agreement No. PA-03586 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 787-9 aircraft (787-9 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

787-9 Aircraft Applicability.

Per the terms of letter agreement to the Purchase Agreement XIA-PA-03586-LA-1501316R1, Special Matters, the terms of this Letter Agreement are applicable only to the six (6) firm 787-9 Aircraft included in Table 2 of the Purchase Agreement (Capped Period) at the time of signing (Program 787-9 Aircraft).

1.     [******************].

Boeing will [**********************] in [****************************************] based on Boeing’s then current standard [************************]. Only [**********************] shall be used to conduct the [*********************] performed in accordance with Article 2.1, below, for a given Program 787-9 Aircraft. The [***************************] applicable to a given Program 787-9 Aircraft is set forth in the Attachment.

2.     [**********************************************************]

2.1     If [*********************], projects a [*********************] that [*********************] the cumulative [*********************] [*********************], as set forth in the Attachment, for the [*********************] of any Program 787-9 Aircraft that is scheduled to deliver within the time period applicable to [*********************], as set forth in the Attachment, then Boeing [*********************] to the Customer by the [*********************]. Such [*********************] shall, in Boeing's sole discretion, either:

2.1.1     [*********************] applicable to the [*********************] for such affected Program 787-9 Aircraft to [*********************] cumulative [*********************]as set forth in the Attachment; or

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

2.1.2     propose a mutually agreeable [*********************].

2.1.3     If neither 2.1.1 or 2.1.2 occurs, then [*********************] to [*********************] Program 787-9 Aircraft.

2.2     If Boeing provides Customer the option described in Article 2.1 above, then Customer shall notify Boeing in writing of its election to exercise the option contained in Article 2.1.1 or 2.1.2 above [*********************] of its receipt of the [*********************] Boeing. In the event Customer exercises its option in accordance with Article 2.1.3 above, then: (i) Boeing [*********************], without [*********************] to [*********************] [*********************] for the [*********************] 787-9 Aircraft, and (ii) Customer [*********************] for any and all [*********************] levied by [*********************] for [*********************]. If requested, Boeing will [*********************] in working with [*********************] to [*********************].

2.2.1     Within [*********************] of Boeing’s receipt of Customer’s [*********************] for any such [*********************] 787-9 Aircraft under Article 2.2 above, Boeing may elect by written notice to Customer [*********************] Customer [*********************] to [*********************] 787-9 Aircraft at [*********************], or [*********************], by Customer.

2.2.2     Should Customer [*********************] to Boeing in accordance with Article 2.2 above, then the [*********************]for the [*********************] and [*********************] for such Program 787-9 Aircraft [*********************] in accordance with [*********************].

2.2.3     If Customer and Boeing [*********************], as described in Article 2.1.2 above, and the [*********************]is [*********************]to the [*********************][*********************] at delivery of such Program Aircraft, then the [*********************] will be determined as described in paragraph 3 below for such Program Aircraft.

3.     [*********************]

If the escalation forecast projects a [*********************] that is [*********************] to the [*********************] [*********************], as set forth in the Attachment, for the scheduled [*********************] of any Program 787-9 Aircraft that is scheduled to deliver within the time period applicable to such [*********************], as set forth in the Attachment, then Boeing [*********************] for the [*********************] and [*********************] of each Program 787-9 Aircraft, in accordance with the terms in both 3.1 and 3.2 below.

3.1     The [*********************] for the [*********************] and [*********************] of each Program 787-9 Aircraft will be capped during the Capped Period at a fixed rate [*********************][*********************] resulting in the [*********************] set forth in the Attachment ([*********************]).

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

3.2     In case the [*********************] may drop below the Capped Factor, Boeing will, at time of the Program 787-9 Aircraft [*********************], calculate the [*********************] of the [*********************] and [*********************] using (i) [*********************] in accordance with the provisions of Supplemental Exhibit AE1 to the Purchase Agreement ([*********************]) and (ii) the [*********************]. The [*********************] will include the [*********************] and [*********************] utilizing the [*********************] or the [*********************], whichever [*********************].

4.     Applicability to Other Financial Consideration.

The [*********************] for any other sum, identified in the Purchase Agreement as subject to [*********************] pursuant to Supplemental Exhibit AE1, and which pertains to the Program 787-9 Aircraft shall be calculated using the [*********************] established in this Letter Agreement for such Program 787-9 Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

5.     Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Program 787-9 Aircraft and cannot be assigned in whole or in part.

6.     Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

Attachment

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

ATTACHMENT to XIA-PA-03586-LA-1501314 R1

Escalation Forecast & Escalation Notice Date

[******]	Applicable to Program 787-9 Aircraft Delivering in Time Period	[******] Notice Date
Feb 2015	August 2016 through January 2017	[******]
Aug 2015	February 2017 through July 2017	[******]
Feb 2016	August 2017 through January 2018	[******]
Aug 2016	February 2018 through July 2018	[******]

Escalation Factors

Delivery Date	[******]	[******]
Dec-16	[******]	[******]
Jan-17	[******]	[******]
Feb-17	[******]	[******]
Mar-17	[******]	[******]
Apr-17	[******]	[******]
May-17	[******]	[******]
Jun-17	[******]	[******]
Jul-17	[******]	[******]
Aug-17	[******]	[******]
Sep-17	[******]	[******]
Oct-17	[******]	[******]
Nov-17	[******]	[******]
Dec-17	[******]	[******]
Jan-18	[******]	[******]
Feb-18	[******]	[******]
Mar-18	[******]	[******]
Apr-18	[******]	[******]
May-18	[******]	[******]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

BOEING PROPRIETARY

XIA-PA-03586-LA-1501315 R1

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Customer Support Matters – Model 787-9

Reference:	Purchase Agreement No. PA-03586 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 787-9 Aircraft (787-9 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.     Customer currently operates a Model 787-8 aircraft, the same model type as the 787-9 Aircraft. In support of the 787-9 Aircraft, Boeing offers the additional customer support provided in this Letter Agreement.

2.     As presented in letter agreement to the Purchase [*********************************************************************************]. Customer may [*****************************] for any of the training courses described on the Attachment to this Letter Agreement [*********************************] on the Attachment or [**************************] described in [*******************************] to the Purchase Agreement. At the end of the [******************************************].

3.     Minor Model Difference Training and Entitlements.

3.1     Maintenance Planning Assistance. Upon request, Boeing will provide [*********************************************************************************] resulting from [************************************************] Aircraft and Customer’s [*****************].

3.2     ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide assistance in [********************************************] [***************************] resulting from [*********************************] between the [***************************].

3.3     GSE/Shops/Tooling Consulting. Upon request, Boeing will provide [***********************************************************************************************
*******************************************************************************************].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

3.4     Flight Operations Services. Boeing will [*************************************************************] provided with previously delivered Model 787-8 aircraft.

3.5     Technical Data and Maintenance Information. Boeing will provide [*************************************************] to that traditionally provided. Boeing (i) will provide such data and information through [*********************************], and (ii) [******************************************************************], both at its sole discretion. Boeing may [**************************************************], as applicable, previously provided technical data and maintenance information.

3.6     Spares. Boeing [********************************], the customized Recommended Spares Parts List (RSPL).

4.     Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the owner or operator of the 787-9 Aircraft and cannot be assigned in whole or, in part.

5.     Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who are under an obligation not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

Attachment

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

ATTACHMENT

787 DIFFERENCES TRAINING POINTS MENU

787 Training Courses	Per Class Student Maximum	[*****]*
Maintenance
787-8 to 787-9 or 787-9 to 787-8 Maintenance Training Differences Class	[***]	[***]

*[*************] are based upon training conducted according to Boeing’s standard training courses. Extended or modified courses will require point adjustment to reflect altered work statement or duration.

The courses and products listed in this Attachment are subject to change from time to time as new courses are added and courses are removed. Boeing reserves the right to change course offering at its own discretion.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

XIA-PA-03586-LA-1501316 R1

Xiamen Airlines

22 Dailiao Road

Xiamen, 361006

Fujian Province

People’s Republic of China

Subject:	Special Matters – Model 787-9

Reference:	Purchase Agreement No. PA-03586 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 787-9 aircraft (787-9 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.          Credit Memoranda.

1.1     [**************************]. At [**************************] of each 787-9 Aircraft, Boeing [**************************] in the amount of [**************************].

1.2     [**************************]. At [**************************] of each 787-9 Aircraft, Boeing [**************************] in the amount of [**************************].

1.3     [**************************]. At [**************************] of each 787-9 Aircraft, Boeing [**************************] in the amount of [**************************].

1.4     [**************************]. At [**************************] of each 787-9 Aircraft, Boeing [**************************] in the amount of [**************************].

1.5     [**************************]. At [**************************] of each 787-9 Aircraft, Boeing [**************************] in the amount of [**************************].

1.6     [**************************]. At [**************************] of each 787-9 Aircraft, Boeing [**************************] in the amount of [**************************].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

2.     [**************************].

Unless otherwise noted, the amounts of the Credit Memoranda stated in paragraphs 1.1 through 1.6 of this Letter Agreement are [**********************] and will be [**********************] of the respective 787-9 Aircraft delivery pursuant to the [**********************] set forth in the Purchase Agreement applicable to the 787-9 Aircraft. The [**********************] may, at the election of Customer, be (i) applied against the 787-9 [**********************] respective 787-9 Aircraft [**********************], or (ii) used for the [**********************] ([**********************]).

3.     [**************************].

As a special consideration for Customer’s purchase of the [**********************] to the Purchase Agreement which support Customer’s launch of international operations, Boeing is pleased to provide the [**********************] in accordance with the terms under [**********************] to the Purchase Agreement [**********************], [**********************]. Generally, under the terms of the above [**********************] letter agreement, there is a [**********************] and [**********************] for [**********************].

4.     [**************************].

As a special consideration for Customer’s purchase of the [**********************] Aircraft which supplement its fleet of [**********************] aircraft and to address the Customer’s [**********************] a [**********************], Boeing is pleased to provide to Customer an [**********************] for use in accordance with the terms under [**********************] to the [**********************], [**********************].

5.     [**************************].

At time of delivery of any Purchase Right 787-9 Aircraft, under the terms of letter agreement to the Purchase Agreement [**********************] title “[**********************]”, Boeing will provide a [**********************] that will be determined [**********************] at [**********************] for the [**********************] 787-9 aircraft [**********************] [**********************]. This [**********************] will be [**********************] and will [**********************] in accordance with the [**********************].

6.     Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the 787-9 Aircraft at time of delivery and becoming the operator of the 787-9 Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

7.     Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the Basic Credit Memorandum contained in paragraph 1.1 above, in the event of any unauthorized disclosure by Customer.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

XIA-PA-03586-LA-1501316 R1

Xiamen Airlines

22 Dailiao Road

Xiamen, 361006

Fujian Province

People’s Republic of China

Subject:	Special Matters – Model 787-9

Reference:	Purchase Agreement No. PA-03586 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 787-9 aircraft (787-9 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.          Credit Memoranda.

1.1     [**************************]. At [**************************] of each 787-9 Aircraft, Boeing [**************************] in the amount of [**************************].

1.2     [**************************]. At [**************************] of each 787-9 Aircraft, Boeing [**************************] in the amount of [**************************].

1.3     [**************************]. At [**************************] of each 787-9 Aircraft, Boeing [**************************] in the amount of [**************************].

1.4     [**************************]. At [**************************] of each 787-9 Aircraft, Boeing [**************************] in the amount of [**************************].

1.5     [**************************]. At [**************************] of each 787-9 Aircraft, Boeing [**************************] in the amount of [**************************].

1.6     [**************************]. At [**************************] of each 787-9 Aircraft, Boeing [**************************] in the amount of [**************************].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

2.     [**************************].

Unless otherwise noted, the amounts of the Credit Memoranda stated in paragraphs 1.1 through 1.6 of this Letter Agreement are [**********************] and will be [**********************] of the respective 787-9 Aircraft delivery pursuant to the [**********************] set forth in the Purchase Agreement applicable to the 787-9 Aircraft. The [**********************] may, at the election of Customer, be (i) applied against the 787-9 [**********************] respective 787-9 Aircraft [**********************], or (ii) used for the [**********************] ([**********************]).

3.     [**************************].

As a special consideration for Customer’s purchase of the [**********************] to the Purchase Agreement which support Customer’s launch of international operations, Boeing is pleased to provide the [**********************] in accordance with the terms under [**********************] to the Purchase Agreement [**********************], [**********************]. Generally, under the terms of the above [**********************] letter agreement, there is a [**********************] and [**********************] for [**********************].

4.     [**************************].

As a special consideration for Customer’s purchase of the [**********************] Aircraft which supplement its fleet of [**********************] aircraft and to address the Customer’s [**********************] a [**********************], Boeing is pleased to provide to Customer an [**********************] for use in accordance with the terms under [**********************] to the [**********************], [**********************].

5.     [**************************].

At time of delivery of any Purchase Right 787-9 Aircraft, under the terms of letter agreement to the Purchase Agreement [**********************] title “[**********************]”, Boeing will provide a [**********************] that will be determined [**********************] at [**********************] for the [**********************] 787-9 aircraft [**********************] [**********************]. This [**********************] will be [**********************] and will [**********************] in accordance with the [**********************].

6.     Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the 787-9 Aircraft at time of delivery and becoming the operator of the 787-9 Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

7.     Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the Basic Credit Memorandum contained in paragraph 1.1 above, in the event of any unauthorized disclosure by Customer.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY